UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2018

CLIC TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-208350	47-4982037
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

20200 W. Dixie Highway

Suite 1202

Aventura, FL 33180

(Address of principal executive offices)

(877) 451-0120

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 2459.244a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 2459.244d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 2459.243e-4c))

Item 8.01 Other Events.

Effective July 31, 2018, FINRA has processed the Company’s previously announced name change and assigned the Company a new trading symbol. The Company’s trading symbol has been changed to CLCI.

The Company changed its name to CLIC Technology, Inc. on May 3, 2018 concurrent with its acquisition through merger with CLIC Technology, Inc. as previously reported on the Company’s Current Report on Form 8-K filed on May 11, 2018.

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SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLIC TECHNOLOGY, INC.

Date: July 31, 2018	By:	/s/ Roman Bond
Roman Bond
Chief Executive Officer

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